EXECUTION

                           SECURITY PURCHASE AGREEMENT


         THIS SECURITY PURCHASE AGREEMENT, dated January 28, 2000 (the "Agreement"), is between Lehman Brothers Inc., a Delaware corporation (the "Seller"), and Structured Asset Securities Corporation, a Delaware corporation (the "Depositor"). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Trust Agreement (as defined below).

                               W I T N E S S E T H

          WHEREAS, the Depositor desires to purchase from the Seller and the Seller desires to sell to the Depositor the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-ALS3, Class 2-NC Certificates (the "Underlying Security"); and

          WHEREAS, the Depositor intends to sell such Underlying Security, together with certain mortgage loans, to U.S. Bank National Association, as trustee (the "Trustee") under the Trust Agreement to be dated as of January 1, 2000 (the "Trust Agreement"), among the Depositor, the Trustee and Aurora Loan Services Inc., as Master Servicer, in exchange for $453,689,369.12 aggregate principal amount of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-1, to be issued under the Trust Agreement;

          NOW THEREFORE, the parties hereto agree as follows:

          1.   Purchase and Sale of the Underlying Securities.
               ----------------------------------------------

          (a) Set forth in Annex A hereto is additional information regarding the Underlying Security. The Seller hereby sells to the Depositor in exchange for payment by the Depositor to the Seller of an aggregate purchase price in U.S. dollars equal to $134,697,867.22 (the "Purchase Price"), and the Depositor hereby purchases from the Seller, the Underlying Security, including all interest accrued and unpaid thereon and all other rights with respect thereto.

          (b) The Depositor hereby acknowledges that delivery or transfer of the Underlying Security to the Depositor or its designee has been made. The Seller hereby acknowledges that the Depositor has paid to the Seller the Purchase Price in the manner agreed upon by the Seller and the Depositor.

          2.   Conditions.
               ----------

          The obligations of the parties under this Agreement are subject to the following conditions:

          (a) the representations and warranties contained herein shall be accurate and complete; and

          (b) on the date hereof, counsel for the Depositor shall have been furnished with all such documents, certificates and opinions as such counsel may reasonably request in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Seller, the performance of any of the obligations of the Seller hereunder or the fulfillment of any of the conditions herein contained.

          3.   Representations and Warranties.
               ------------------------------

         (a) Each party hereby represents and warrants to the other party that
(i) it is duly organized and validly existing as an entity under the laws of the jurisdiction in which it is chartered or organized, (ii) it has the requisite corporate power and authority to enter into and perform this Agreement, and
(iii) this Agreement has been duly authorized by all necessary corporate action, has been duly executed by one or more duly authorized officers and is the valid and binding agreement of such party enforceable against such party in accordance with its terms.

         (b) The Seller further represents and warrants to the Depositor that
(i) immediately prior to the sale thereof to the Depositor, the Seller owned the Underlying Security, had good and marketable title thereto, free and clear of any pledge, lien, security interest, charge, claim, equity, or encumbrance of any kind, and upon the delivery or transfer of the Underlying Security to the Depositor as contemplated herein, the Depositor will receive good and marketable title to the Underlying Security, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; (ii) neither the execution, delivery nor performance by the Seller of this Agreement shall (A) conflict with, result in any breach of or constitute a default (or an event which, with the giving of notice or passage of time, or both, would constitute a default) under any term or provision of the organizational documents of the Seller, or any material indenture, agreement, order, decree or other material instrument to which the Seller is party or by which the Seller is bound which materially adversely affects the Seller's ability to perform its obligations hereunder or (B) violate any provision of any law, rule or regulation applicable to the Seller of any regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties; and (iii) no consent, license, approval or authorization from, or registration or qualification with any governmental body, agency or authority, nor any consent, approval, waiver or notification of any creditor or lessor is required in connection with the execution, delivery and performance by the Seller of this Agreement except such as have been obtained and are in full force and effect.

          4.   Non-Recourse.
               ------------

          Notwithstanding anything to the contrary contained herein, no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest or premium (if any) on the Underlying Security, or for any claim based on payments due thereon, against the Seller or any of its stockholders, directors, officers, agents or employees under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any of such persons be personally liable for any such amounts or claims, or liable for any defenses or judgment based thereon or with respect thereto; provided, that the foregoing shall not (a) constitute a waiver of any rights of the Depositor against the Seller for breach of any representations or warranties contained herein, or (b) be taken to prevent recourse by the Depositor to, and the enforcement of its rights against, the Underlying Securities or any issuer thereof.

          5.   Amendments.
               ----------

          This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by the parties hereto.

          6.   Communications.
               --------------

          Except as may be otherwise agreed between the parties, all communications hereunder shall be made in writing to the relevant party by personal delivery or by courier or first-class registered mail, or the closest local equivalent thereto, or by facsimile transmission confirmed by personal delivery or by courier or first-class registered mail as follows:

To the Seller:           Lehman Brothers Inc.
                         3 World Financial Center
                         New York, New York  10285
                         Attention:  Contract Finance
                         Telephone Number: (212) 526-7000
                         Facsimile Number: (212) 526-3738

To the Depositor:        Structured Asset Securities Corporation
                         200 Vesey Street
                         New York, New York  10285
                         Attention:  Mark Zusy
                         Telephone Number: (212) 526-7000
                         Facsimile Number: (212) 526-3738

or to such other address, telephone number or facsimile number as either party may notify to the other in accordance with the terms hereof from time to time. Any communications hereunder shall be effective upon receipt.

          7.   Successors.
               ----------

          This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, and no other person shall have any right or obligation hereunder. Neither party may assign its rights under this Agreement without the written consent of the other party.

          8.   Severability.
               ------------

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          9.   Headings.
               --------

          The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          10.  Entire Agreement.
               ----------------

          This Agreement embodies the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreement or understanding relating to the subject matter hereof.

          11.  Governing Law.
               -------------

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

          12.  Counterparts.
               ------------

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.


          Executed as of the day and year first above written.


                                        LEHMAN BROTHERS INC.



                                        By:   /s/ Joseph J. Kelly
                                             ----------------------
                                             Name:  Joseph J. Kelly
                                             Title:  Vice President


                                        STRUCTURED ASSET SECURITIES CORPORATION



                                        By:   /s/ Ellen Kiernan
                                             --------------------
                                             Name:  Ellen Kiernan
                                             Title:  Vice President








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
                                               ANNEX A
                                               -------

                                   SCHEDULE OF UNDERLYING SECURITY



Certificate Designation           Original Principal Amount         Outstanding Principal Amount (1)
-----------------------           -------------------------         --------------------------------
Structured Asset Securities            $144,842,000.00                       $134,027,728.58
  Corporation Mortgage
  Pass-Through Certificates,
  Series 1999-ALS3, Class 2-NC


-------------

(1)      As of the Closing Date.
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